UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2016, CombiMatrix Corporation (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2016. A copy of that release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated November 2, 2016 of the Registrant (furnished herewith but not filed pursuant to Item 2.02).

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document or filing pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	November 2, 2016	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 2, 2016 of the Registrant (furnished herewith but not filed pursuant to Item 2.02).